                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                         Variable Life Insurance Policy
                                    (Destiny)


                          Supplement dated May 1, 2010

                       to the Prospectus dated May 1, 2004

                                Flexible Premium
                        Variable Life Insurance Policies
                   (Variable Universal Life/Executive Benefit)


                          Supplement dated May 1, 2010

                      to the Prospectuses dated May 1, 2002

                    Flexible Premium Joint and Last Survivor
                         Variable Life Insurance Policy


                          Supplement dated May 1, 2010

                       to the Prospectus dated May 1, 2002

                Flexible Premium Variable Life Insurance Policies
                        (VUL 95/VUL 100/VGSP/Russell VUL)


                          Supplement dated May 1, 2010

                      to the Prospectuses dated May 1, 2000

     This supplement updates certain information contained in the last full prospectus for each of the above-referenced variable life insurance policies, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your policy, without charge, on request. These policies are no longer available for sale.

     General American Life Insurance Company is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. General American's Home Office is 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.


     THE UNDERLYING FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-638-9294.


     WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR FUNDS WILL PERFORM. THE POLICIES AND THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.




     The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

THE COMPANY

     General American is principally engaged in writing individual life insurance policies and annuity contracts. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in four Canadian provinces. The principal offices (Home Office) of General American are located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The Administrative Office for various Policy transactions is as follows:


Premium Payments                      General American
                                      P.O. Box 790201
                                      St. Louis, MO 63179-0201

Payment Inquires and                  General American
Correspondence                        Remittance Processing
                                      18210 Crane Nest Drive
                                      Tampa, FL 33647
                                      (800) 638-9294

Beneficiary and Ownership             General American
Changes                               P. O. Box 357
                                      Warwick, RI 02887-0356

Surrenders, Loans,                    General American
Withdrawals and                       P.O. Box 356
Division Transfers                    Warwick, RI 02887-0356

Death Claims                          General American
                                      P.O. Box 356
                                      Warwick, RI 02887-0356

All Telephone                         (800) 638-9294
Transactions and Inquiries


     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office, by telephoning us, or over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at
(800) 638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

     If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.

     THE SEPARATE ACCOUNT. The separate account consists of divisions, each of which corresponds to an underlying Fund. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

     The following chart shows the Funds that are available under the policy along with the name of the investment adviser, sub-adviser (where applicable) and investment objective of each Fund. The Funds have different investment goals and strategies. You should review the prospectus of each Fund, or seek professional guidance in determining which Fund(s) best meet your objectives.

NOTE: THE RUSSELL INVESTMENT FUNDS ARE NOT AVAILABLE TO DESTINY OR EXECUTIVE BENEFIT POLICIES. FOR ALL OTHER POLICIES, THE RUSSELL INVESTMENT FUNDS ARE ONLY AVAILABLE FOR POLICIES WITH AN ISSUE DATE PRIOR TO JANUARY 1, 2000.

AMERICAN FUNDS INSURANCE SERIES(R)  ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                    COMPANY


FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
----                              -----------                    --------------------
American Funds Global                 N/A              Long-term growth of capital.
Small Capitalization
Fund

American Funds Growth                 N/A              Growth of capital.
Fund

American Funds Growth-                N/A              Long-term growth of capital and income.
Income Fund




FIDELITY(R) VARIABLE INSURANCE
PRODUCTS                         ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY


FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
----                              -----------                    --------------------
Equity-Income Portfolio    FMR Co., Inc.               Reasonable income. The fund will also
                                                       consider the potential for capital
                                                       appreciation. The fund's goal is to
                                                       achieve a yield which exceeds the
                                                       composite yield of securities comprising
                                                       the Standard & Poor's 500(SM) Index (S&P
                                                       500(R)).

Mid Cap Portfolio          FMR Co., Inc.               Long-term growth of capital.




JPMORGAN INSURANCE TRUST        ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC.



FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
----                              -----------                    --------------------
JPMorgan Insurance Trust              N/A              To maximize total return by investing
Core Bond Portfolio                                    primarily in a diversified portfolio of
                                                       intermediate- and long-term debt
                                                       securities.

JPMorgan Insurance Trust              N/A              Capital growth over the long term.
Small Cap Core Portfolio





MET INVESTORS SERIES TRUST                        ADVISER: METLIFE ADVISERS, LLC




FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
----                              -----------                    --------------------
Clarion Global Real        ING Clarion Real Estate     Total return through investment in real
Estate Portfolio           Securities LLC              estate securities, emphasizing both
                                                       capital appreciation and current income.

Harris Oakmark             Harris Associates L.P.      Long-term capital appreciation.
International Portfolio

Invesco Small Cap Growth   Invesco Advisers,           Long-term growth of capital.
Portfolio (formerly        Inc.(1)
Met/AIM Small Cap Growth
Portfolio)

Lazard Mid Cap Portfolio   Lazard Asset Management     Long-term growth of capital.
                           LLC

FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
----                              -----------                    --------------------

Legg Mason ClearBridge     ClearBridge Advisors,       Capital appreciation.
Aggressive Growth          LLC
Portfolio (formerly
Legg Mason Partners
Aggressive Growth
Portfolio)

Lord Abbett Bond           Lord, Abbett & Co. LLC      High current income and the opportunity
Debenture Portfolio                                    for capital appreciation to produce a
                                                       high total return.

Lord Abbett Growth and     Lord, Abbett & Co. LLC      Long-term growth of capital and income
Income Portfolio                                       without excessive fluctuation in market
                                                       value.

Lord Abbett Mid Cap        Lord, Abbett & Co. LLC      Capital appreciation through
Value Portfolio                                        investments, primarily in equity
                                                       securities, which are believed to be
                                                       undervalued in the marketplace.

MFS(R) Research            Massachusetts Financial     Capital appreciation
International Portfolio    Services Company

Morgan Stanley Mid Cap     Morgan Stanley              Capital appreciation.
Growth Portfolio           Investment Management
                           Inc.

Oppenheimer Capital        OppenheimerFunds, Inc.      Capital appreciation.
Appreciation Portfolio

PIMCO Total Return         Pacific Investment          Maximum total return, consistent with
Portfolio                  Management Company LLC      the preservation of capital and prudent
                                                       investment management.

RCM Technology Portfolio   RCM Capital Management      Capital appreciation; no consideration
                           LLC                         is given to income.

T. Rowe Price Mid Cap      T. Rowe Price               Long-term growth of capital.
Growth Portfolio           Associates, Inc.



METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC



FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
----                              -----------                    --------------------

Artio International        Artio Global Management     Long-term growth of capital.
Stock Portfolio            LLC

Barclays Capital           MetLife Investment          To equal the performance of the Barclays
Aggregate Bond Index       Advisors Company, LLC       Capital U.S. Aggregate Bond Index.
Portfolio

BlackRock Aggressive       BlackRock Advisors, LLC     Maximum capital appreciation.
Growth Portfolio

BlackRock Bond Income      BlackRock Advisors, LLC     A competitive total return primarily
Portfolio                                              from investing in fixed-income
                                                       securities.

BlackRock Diversified      BlackRock Advisors, LLC     High total return while attempting to
Portfolio                                              limit investment risk and preserve
                                                       capital.

BlackRock Large Cap        BlackRock Advisors, LLC     Long-term growth of capital.
Value Portfolio

BlackRock Legacy Large     BlackRock Advisors, LLC     Long-term growth of capital.
Cap Growth Portfolio

BlackRock Money Market     BlackRock Advisors, LLC     A high level of current income
Portfolio(2)                                           consistent with preservation of capital.


FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
----                              -----------                    --------------------

Davis Venture Value        Davis Selected Advisers,    Growth of capital.
Portfolio                  L.P.(3)

Met/Artisan Mid Cap        Artisan Partners Limited    Long-term capital growth.
Value Portfolio            Partnership

MetLife Mid Cap Stock      MetLife Investment          To equal the performance of the Standard
Index Portfolio            Advisors Company, LLC       & Poor's MidCap 400 Composite Stock
                                                       Price Index.

MetLife Stock Index        MetLife Investment          To equal the performance of the Standard
Portfolio                  Advisors Company, LLC       & Poor's 500 Composite Stock Price
                                                       Index.

MFS(R) Total Return        Massachusetts Financial     Favorable total return through
Portfolio                  Services Company            investment in a diversified portfolio.

MFS(R) Value Portfolio     Massachusetts Financial     Capital appreciation.
                           Services Company

Morgan Stanley EAFE(R)     MetLife Investment          To equal the performance of the MSCI
Index Portfolio            Advisors Company, LLC       EAFE Index.

Neuberger Berman Genesis   Neuberger Berman            High total return, consisting
Portfolio (formerly        Management LLC(4)           principally of
BlackRock Strategic                                    capital appreciation.
Value Portfolio)

Neuberger Berman Mid Cap   Neuberger Berman            Capital growth.
Value Portfolio            Management LLC

Russell 2000(R) Index      MetLife Investment          To equal the performance of the Russell
Portfolio                  Advisors Company, LLC       2000 Index.

T. Rowe Price Large Cap    T. Rowe Price               Long-term growth of capital and,
Growth Portfolio           Associates, Inc.            secondarily, dividend income.

T. Rowe Price Small Cap    T. Rowe Price               Long-term capital growth.
Growth Portfolio           Associates, Inc.

Western Asset Management   Western Asset Management    To maximize total return consistent with
U.S. Government            Company                     preservation of capital and maintenance
Portfolio                                              of liquidity.



RUSSELL INVESTMENT FUNDS                            ADVISER: RUSSELL INVESTMENT
                                                    MANAGEMENT COMPANY


FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
----                              -----------                    --------------------
Aggressive Equity Fund                N/A              To provide long term capital growth.
Core Bond Fund                        N/A              To provide current income, and as a
                                                       secondary objective, capital
                                                       appreciation.
Multi-Style Equity Fund               N/A              To provide long term capital growth.
Non-U.S. Fund                         N/A              To provide long term capital growth.

VAN ECK VIP TRUST                        ADVISER: VAN ECK ASSOCIATES CORPORATION
(FORMERLY VAN ECK WORLDWIDE INSURANCE TRUST)




FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
----                              -----------                    --------------------
Van Eck VIP Emerging                  N/A              Long-term capital appreciation by
Markets Fund (formerly                                 investing primarily in equity securities
Worldwide Emerging                                     in emerging markets around the world.
Markets Fund)

Van Eck VIP Global Hard               N/A              Long-term capital appreciation by
Assets Fund (formerly                                  investing primarily in hard asset
Worldwide Hard Assets                                  securities. Income is a secondary
Fund)                                                  consideration.




--------


(1) Prior to January 1, 2010, the sub-adviser to the Portfolio was known as Invesco Aim Capital Management, Inc.




(2) An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the Money Market Portfolio may become extremely low and possibly negative.


(3) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.


(4) Prior to January 19, 2010, BlackRock Advisors, LLC was the sub-adviser to the Portfolio.



FOR MORE INFORMATION REGARDING THE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-9294.


OTHER FUNDS AND SHARE CLASSES




     Some of the Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the JPMorgan Insurance Trust, we offer Class 1 shares; for Fidelity Variable Insurance Products and the Van Eck VIP Trust, we offer Initial Class shares; for the Metropolitan Series Fund, Inc., we offer Class A shares; for the Met Investors Series Trust, we offer Class A shares; and for the American Funds Insurance Series, we offer Class 2 shares.

CHARGES AND DEDUCTIONS

     Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy. We may profit from one or more of the charges deducted under the Policy, including the cost of insurance charge. We may use these profits for any corporate purpose.


     The following table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2009. Expenses of the Funds may be higher or lower in the future. Certain Funds may impose a redemption fee in the future. More detail concerning each Fund's fees and expenses is contained in the table that follows and in the prospectus for each Fund.



                                                                MINIMUM   MAXIMUM
                                                                -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including
  management fees, distribution and/or service (12b-1) fees,
  and other expenses).........................................    0.28%     1.39%




     The following table describes the annual operating expenses for each Fund for the year ended December 31, 2009, before and after any applicable contractual fee waivers and expense reimbursements.


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                             DISTRIBUTION                ACQUIRED     TOTAL     CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                  FUND FEES     ANNUAL     WAIVER AND/OR      ANNUAL
                               MANAGEMENT   SERVICE(12B-1)     OTHER       AND      OPERATING       EXPENSE        OPERATING
                                   FEE           FEES        EXPENSES   EXPENSES*    EXPENSES    REIMBURSEMENT    EXPENSES**
                               ----------   --------------   --------   ---------   ---------   ---------------   ----------
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Global Small
  Capitalization Fund.......      0.72%          0.25%         0.04%         --       1.01%             --           1.01%
American Funds Growth Fund..      0.33%          0.25%         0.02%         --       0.60%             --           0.60%
American Funds Growth-Income
  Fund......................      0.28%          0.25%         0.01%         --       0.54%             --           0.54%
FIDELITY(R) VARIABLE
  INSURANCE PRODUCTS
  -- INITIAL CLASS
Equity-Income Portfolio.....      0.46%            --          0.12%         --       0.58%             --           0.58%
Mid Cap Portfolio...........      0.56%            --          0.12%         --       0.68%             --           0.68%
JPMORGAN INSURANCE
  TRUST -- CLASS I
JPMorgan Insurance Trust
  Core Bond Portfolio.......      0.40%            --          0.27%         --       0.67%           0.07%          0.60%(1)
JPMorgan Insurance Trust
  Small Cap Core Portfolio..      0.65%            --          0.75%         --       1.39%           0.36%          1.03%(2)
MET INVESTORS SERIES
  TRUST -- CLASS A
Clarion Global Real Estate
  Portfolio.................      0.64%            --          0.09%         --       0.73%             --           0.73%
Harris Oakmark International
  Portfolio.................      0.79%            --          0.05%         --       0.84%             --           0.84%
Invesco Small Cap Growth
  Portfolio.................      0.86%            --          0.04%         --       0.90%             --           0.90%
Lazard Mid Cap Portfolio....      0.70%            --          0.04%         --       0.74%             --           0.74%
Legg Mason ClearBridge
  Aggressive Growth
  Portfolio.................      0.64%            --          0.03%         --       0.67%             --           0.67%

                                             DISTRIBUTION                ACQUIRED     TOTAL     CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                  FUND FEES     ANNUAL     WAIVER AND/OR      ANNUAL
                               MANAGEMENT   SERVICE(12B-1)     OTHER       AND      OPERATING       EXPENSE        OPERATING
                                   FEE           FEES        EXPENSES   EXPENSES*    EXPENSES    REIMBURSEMENT    EXPENSES**
                               ----------   --------------   --------   ---------   ---------   ---------------   ----------
Lord Abbett Bond Debenture
  Portfolio.................      0.51%            --          0.04%         --       0.55%             --           0.55%
Lord Abbett Growth and
  Income Portfolio..........      0.53%            --          0.03%         --       0.56%             --           0.56%
Lord Abbett Mid Cap Value
  Portfolio.................      0.68%            --          0.08%         --       0.76%             --           0.76%
MFS(R) Research
  International Portfolio...      0.71%            --          0.10%         --       0.81%             --           0.81%
Morgan Stanley Mid Cap
  Growth Portfolio..........      0.70%            --          0.20%         --       0.90%             --           0.90%
Oppenheimer Capital
  Appreciation Portfolio....      0.60%            --          0.07%         --       0.67%             --           0.67%
PIMCO Total Return
  Portfolio.................      0.48%            --          0.04%         --       0.52%             --           0.52%
RCM Technology Portfolio....      0.88%            --          0.08%         --       0.96%             --           0.96%
T. Rowe Price Mid Cap Growth
  Portfolio.................      0.75%            --          0.04%         --       0.79%             --           0.79%
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
Artio International Stock
  Portfolio.................      0.83%            --          0.13%       0.03%      0.99%           0.03%          0.96%(3)
Barclays Capital Aggregate
  Bond Index Portfolio......      0.25%            --          0.05%         --       0.30%           0.01%          0.29%(4)
BlackRock Aggressive Growth
  Portfolio.................      0.73%            --          0.06%         --       0.79%             --           0.79%
BlackRock Bond Income
  Portfolio.................      0.38%            --          0.05%         --       0.43%           0.03%          0.40%(5)
BlackRock Diversified
  Portfolio.................      0.46%            --          0.06%         --       0.52%             --           0.52%
BlackRock Large Cap Value
  Portfolio.................      0.64%            --          0.03%         --       0.67%             --           0.67%
BlackRock Legacy Large Cap
  Growth Portfolio..........      0.73%            --          0.10%         --       0.83%           0.01%          0.82%(6)
BlackRock Money Market
  Portfolio.................      0.32%            --          0.02%         --       0.34%           0.01%          0.33%(7)
Davis Venture Value
  Portfolio.................      0.71%            --          0.03%         --       0.74%           0.05%          0.69%(8)
Met/Artisan Mid Cap Value
  Portfolio.................      0.82%            --          0.05%         --       0.87%             --           0.87%(9)
MetLife Mid Cap Stock Index
  Portfolio.................      0.25%            --          0.10%       0.01%      0.36%           0.01%          0.35%(4)
MetLife Stock Index
  Portfolio.................      0.25%            --          0.03%         --       0.28%           0.01%          0.27%(4)
MFS(R) Total Return
  Portfolio.................      0.54%            --          0.06%         --       0.60%             --           0.60%
MFS(R) Value Portfolio......      0.71%            --          0.03%         --       0.74%           0.08%          0.66%(10)
Morgan Stanley EAFE(R) Index
  Portfolio.................      0.30%            --          0.14%       0.01%      0.45%           0.01%          0.44%(11)
Neuberger Berman Genesis
  Portfolio.................      0.85%            --          0.09%         --       0.94%           0.03%          0.91%(12)
Neuberger Berman Mid Cap
  Value Portfolio...........      0.65%            --          0.07%         --       0.72%             --           0.72%
Russell 2000(R) Index
  Portfolio.................      0.25%            --          0.10%         --       0.35%           0.01%          0.34%(4)
T. Rowe Price Large Cap
  Growth Portfolio..........      0.60%            --          0.07%         --       0.67%             --           0.67%
T. Rowe Price Small Cap
  Growth Portfolio..........      0.51%            --          0.11%         --       0.62%             --           0.62%

                                             DISTRIBUTION                ACQUIRED     TOTAL     CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                  FUND FEES     ANNUAL     WAIVER AND/OR      ANNUAL
                               MANAGEMENT   SERVICE(12B-1)     OTHER       AND      OPERATING       EXPENSE        OPERATING
                                   FEE           FEES        EXPENSES   EXPENSES*    EXPENSES    REIMBURSEMENT    EXPENSES**
                               ----------   --------------   --------   ---------   ---------   ---------------   ----------
Western Asset Management
  U.S. Government
  Portfolio.................      0.48%            --          0.04%         --       0.52%           0.01%          0.51%(13)
RUSSELL INVESTMENT FUNDS
Aggressive Equity Fund......      0.90%            --          0.23%       0.01%      1.14%           0.06%          1.08%(14)
Core Bond Fund..............      0.55%            --          0.18%       0.01%      0.74%           0.07%          0.67%(15)
Multi-Style Equity Fund.....      0.73%            --          0.13%       0.01%      0.87%             --           0.87%
Non-U.S. Fund...............      0.90%            --          0.22%       0.02%      1.14%           0.06%          1.08%(14)
VAN ECK VIP TRUST -- INITIAL
  CLASS
Van Eck VIP Emerging Markets
  Fund......................      1.00%            --          0.22%         --       1.22%             --           1.22%
Van Eck VIP Global Hard
  Assets Fund...............      0.96%            --          0.14%       0.01%      1.11%             --           1.11%



--------


 * Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.



** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.



 (1) The Portfolio's adviser and administrator have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.60% of average daily net assets. This contract continues through April 30, 2011.



 (2) The Portfolio's adviser and administrator have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.03% of average daily net assets. This contract continues through April 30, 2011. On April 24, 2009 the Portfolio was involved in a reorganization with the JPMorgan Small Company Portfolio where the accounting survivor is the JPMorgan Small Company Portfolio. Because of the reorganization, Other Expenses have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year prior to the reorganization and incurred by the Portfolio thereafter, except that the accounting survivor's expenses have been restated to reflect the Portfolio's fund administration fee.



 (3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.



 (4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.



 (5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.



 (6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.



 (7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. Other Expenses do not reflect fees of 0.03% paid in connection with the U.S. Treasury Temporary Guarantee Program for Money Market Funds.



 (8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.



 (9) Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.



 (10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.



 (11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.



 (12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets.



 (13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.



 (14) Effective May 1, 2010 through April 30, 2011, Russell Investment Management Company has contractually agreed to waive 0.06% of its 0.90% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.



 (15) Effective May 1, 2010 through April 30, 2011, Russell Investment Management Company has contractually agreed to waive 0.07% of its 0.55% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.




                                    POLICY RIGHTS

     TRANSFERS

     The following paragraph is revised.


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the Artio International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, MFS Research International Portfolio, Clarion Global Real Estate Portfolio, American Funds Global Small Capitalization Fund, JPMorgan Insurance Trust Small Cap Core Portfolio, Russell Aggressive Equity Fund, Russell Non-U.S. Fund, Van Eck VIP Emerging Markets Fund and Van Eck VIP Global Hard Assets Fund) and we monitor transfer activity in those Funds (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Monitored Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

SEPARATE ACCOUNT CHARGES

     We will waive the following amount of the Mortality and Expense Risk
Charge: the amount, if any, equal to the underlying fund expenses that are in excess of 0.68% for the Division investing in the Oppenheimer Capital Appreciation Portfolio, and that are in excess of 0.88% for the Division investing in the MFS Research International Portfolio.

                               FEDERAL TAX MATTERS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, in particular, with respect to joint and last survivor life insurance policies. Nevertheless, we believe that the Policies should satisfy the applicable requirements. However, the rules are not entirely clear with respect to Policies issued on a substandard or guaranteed issue basis. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there may be adverse consequences under the diversification rules.


     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

     1. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary to the extent provided in under Section 101 of the Code. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

     A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

     Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. Under a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investments in the Policy, the excess will generally be treated as ordinary income subject to tax. The tax consequences of other distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract".

     2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

     In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

     Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

     Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

NOTE: MOST DESTINY POLICIES WERE MODIFIED ENDOWMENT CONTACTS FROM THE DATE OF ISSUE, THEREFORE, DISTRIBUTIONS FROM MOST DESTINY POLICIES ARE TAXED AS FOLLOWS:

     3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that is included in income, except where the distribution or Policy Loan (a) is made on or after the Owner attains age
59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary. The foregoing exceptions to the 10 percent additional income tax will generally not apply to a corporate Policy Owner.

     4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the
Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Policy Loans from, or secured by, a Policy that is not a modified endowment contract should generally not be treated as distributions. Instead, such loans should generally be treated as indebtedness of the Owner. However, because the tax consequences associated with Policy Loans are not always clear, in particular, with respect to Policy Loans outstanding after the tenth Policy year, you should consult a tax adviser prior to taking any Policy Loan.

     Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

     5. POLICY LOANS. Generally, interest paid on any loan under a life insurance Policy is not deductible. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER IF THE DEDUCTIBILITY OF LOAN INTEREST IS A CONSIDERATION IN THE PURCHASE OF A POLICY. If a Policy Loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.

     6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax adviser.

     7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

     8. MULTIPLE POLICES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

     9. LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

     10. WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     11. ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.


     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.


     In general, the estate tax has been repealed for estates of decedents dying in 2010, but is scheduled to be reinstated in 2011 with an exemption of $1 million and a maximum rate of 55%. The generation-skipping transfer (GST) tax has also been repealed for 2010, and is scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.



     During the repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.



     It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Please consult your tax adviser.



     The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     12. CONTINUATION OF POLICY BEYOND ATTAINED AGE 100. The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.

     13. GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if your Policy is, or may become, subject to a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act") which was signed into law on July 30, 2002, prohibits, with exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     Split dollar insurance plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

     14. ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

     15. PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

     16. POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     17. FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

     18. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

MANAGEMENT

     The directors and executive officers of General American Life Insurance Company and their principal business experience are:

DIRECTORS OF GENERAL AMERICAN


NAME AND PRINCIPAL BUSINESS
ADDRESS                                       PRINCIPAL BUSINESS EXPERIENCE
---------------------------                   -----------------------------
Michael K. Farrell**              Chairman of the Board, President and Chief Executive
                                  Officer of General American since 2009 and Executive
                                  Vice President of Metropolitan Life Insurance
                                  Company since 2005. Formerly Director of General
                                  American 2004-2009.

NAME AND PRINCIPAL BUSINESS
ADDRESS                                       PRINCIPAL BUSINESS EXPERIENCE
---------------------------                   -----------------------------
Peter M. Carlson*                 Director, Executive Vice President and Chief
                                  Accounting Officer of General American since 2009
                                  and Executive Vice President and Chief Accounting
                                  Officer of Metropolitan Life Insurance Company since
                                  2009. Formerly Executive Vice President and
                                  Corporate Controller of Wachovia Corporation 2006-
                                  2009.
Todd B. Katz*****                 Director of General American since 2009 and
                                  Executive Vice President of Metropolitan Life
                                  Insurance Company since 2010. Formerly Senior Vice
                                  President of Metropolitan Life Insurance Company
                                  2005-2009.
James L. Lipscomb*                Director of General American since 2002 and
                                  Executive Vice President and General Counsel of
                                  Metropolitan Life Insurance Company since 2003.
Maria R. Morris*                  Director of General American since 2009 and
                                  Executive Vice President, Technology and Operations
                                  of Metropolitan Life Insurance Company since 2008.
                                  Formerly Executive Vice President of Metropolitan
                                  Life 2005-2008.
Teresa W. Roseborough             Director of General American since 2009 and Senior
                                  Chief Counsel of Metropolitan Life Insurance Company
                                  since 2007. Formerly Chief Counsel of Metropolitan
                                  Life 2006-2007.
Eric T. Steigerwalt               Director of General American since 2007 and
                                  Executive Vice President of Metropolitan Life
                                  Insurance Company. Formerly Senior Vice President
                                  and Treasurer of General American 2007-2009 and
                                  Senior Vice President and Treasurer 2007-2009 and
                                  Senior Vice President 2000-2007 of Metropolitan
                                  Life.
Stanley J. Talbi*                 Director of General American since 2002 and
                                  Executive Vice President of Metropolitan Life
                                  Insurance Company since 2005.
Michael J. Vietri***              Director of General American since 2005 and
                                  Executive Vice President of Metropolitan Life
                                  Insurance Company since 2005.



EXECUTIVE OFFICERS OF GENERAL AMERICAN OTHER THAN DIRECTORS


NAME AND PRINCIPAL BUSINESS
ADDRESS                                       PRINCIPAL BUSINESS EXPERIENCE
---------------------------                   -----------------------------
Robert E. Sollmann, Jr.*          Executive Vice President of General American since
                                  2009 and Executive Vice President of Metropolitan
                                  Life Insurance Company since 2010. Formerly Senior
                                  Vice President of Metropolitan Life Insurance
                                  Company 1983-2009.
William D. Cammarata****          Senior Vice President of General American since 2007
                                  and Senior Vice President, Financial Operations of
                                  Metropolitan Life Insurance Company since 2007.
                                  Formerly Assistant Secretary of General American
                                  2002-2007 and Vice President and Deputy Controller
                                  of Metropolitan Life 1991-2007.
Steven J. Goulart*                Senior Vice President and Treasurer of General
                                  American since 2009 and Senior Vice President and
                                  Secretary of Metropolitan Life Insurance Company
                                  since 2009. Formerly Senior Vice President of
                                  Metropolitan Life 2006-2009.
Jeffrey A. Welikson*              Senior Vice President and Assistant Secretary of
                                  General American since 2009 and Senior Vice
                                  President and Secretary of Metropolitan Life
                                  Insurance Company since 2009.



--------

    * The principal business address is 1095 Avenue of the Americas, New York, NY 10036.


   ** The principal business address is 10 Park Avenue, Morristown, NJ 07962.


  *** The principal business address is 177 South Commons Drive, Aurora, IL
      60504.


 **** 18210 Crane Nest Dr., Tampa, FL 33647


***** 501 Route 22, Bridgewater, NJ 08807



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

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.


                              FINANCIAL STATEMENTS


     The financial statements of General American which are included in this prospectus supplement should be distinguished from the financial statements of the Separate Account, which are also included in this prospectus supplement, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


                                       17